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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

                           Date of Report: March 25, 2004

                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)


        Nevada                        000-29217                   95-4721385
   -----------------                  ---------                   ----------
    (State or other                  (Commission                 (IRS Employer
    jurisdiction of                  File Number)               Identification)
     incorporation)


3003 S Valley View Blvd., Ste. 190                           89102
------------------------------------------                   -----
(Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code: (702) 809-0206


                                 Not Applicable
(Former name or former address, if changed since last report.)

=======================================================================

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Item 1.  Changes in Control of Registrant

                  None.

Item 2.  Acquisition or Disposition of Assets

                  None.

Item 3.  Bankruptcy or Receivership

                  None.

Item 4.  Changes in Accountants

                  None.

Item 5.  Other Events and Regulation FD Disclosure

Accesspoint Corporation announced that its Chairman of the Board, Mr. Gene Valentine, notified the Board on March 10, 2004, that he has acquired 385,900 shares to-date collectively, through his personal accounts and through Financial West Group, Inc., a company which he holds controlling interest in. Mr. Valentine also informed the Board that through his personal accounts and through Financial West Group, he intends to purchase additional shares on the open market for a total aggregated share holding of one million shares.

Item 6.  Resignation of Directors

                  None.

Item 7.  Financial Statements Pro Forma Financial & Exhibits

                  None.


Item 8.  Changes In Fiscal Year

                  None.

Item 9.  Regulation FD Disclosures

                          See Items 1, 5 and 6, above.

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                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  March 25, 2004                       Accesspoint Corporation
      ----------------

                                            By: /S/ William R. Barber
                                                ---------------------
                                                William R. Barber
                                                President

A. EXHIBITS

                  None.